FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported) September 2, 2005
                                                         ----------------

                             FRONTIER STAFFING, INC.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


       Nevada                000-51229               51-0482104
    ---------------          ----------        --------------------------
    (State or other          (Commission       (IRS Employer File Number)
    jurisdiction of          File No.)
    incorporation)


             3520 Pan American Freeway, Suite A-1, Albuquerque, NM  87107
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (505) 872-3133
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Frontier Staffing, Inc. and its subsidiary.

Item 3.02- Unregistered Sales of Equity Securities

On August 30, 2005 we issued Warrants to acquire a total of 200,000 common shares, at a price equal to Thirty Cents ($0.30)per share, to the firm of Sanders Morris Harris. The Warrants are for the period commencing on August 1, 2005 and on August 1, 2010. In the sale of the Warrants, we relied on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            Frontier Staffing, Inc.

Dated: September 2, 2005                    By: /s/ Frederick A. Huttner
                                             -----------------------
                                             Chief Financial Officer